Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND
SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “First Amendment”) is made as of January 20, 2010, by and between SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Seller”), and D. R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation (“Buyer”), with reference to the facts set forth below.

RECITALS

A.           Seller and Buyer entered into a Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 8, 2009 (the “Agreement”), with respect to sixty five (65) single family residential Lots and six (6) lettered lots in recorded Tract No. 31792 located in the City of Lake Elsinore (the “City”), Riverside County (the “County”), California, as more particularly described in the Agreement.

B.           The parties desire to amend the Agreement as provided below.

NOW, THEREFORE, in consideration of the Recitals set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

1.           Definitions.  All terms with initial capital letters used herein but not otherwise defined shall have the respective meanings set forth in the Agreement.

2.           Purchase Price.  Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.  Purchase Price.  The “Purchase Price” for the Property shall be Two Million Two Hundred Thirty One Thousand Seven Hundred Seventy Five Dollars ($2,231,775) payable all cash at Close of Escrow (as hereinafter defined).”

3.           Second Deposit.  The first sentence of Section 3(b) of the Agreement is hereby deleted in its entirety and Buyer will have no obligation to make the Second Deposit.  All references in the Agreement to the Second Deposit are hereby deleted.  The term “Deposit” as used in the Agreement shall refer only to the First Deposit.

4.           Close of Escrow.  Section 4(c) of the Agreement is hereby amended to change the Closing Date from “January 14, 2010”  to “January 26, 2010.”

5.           Due Diligence Period.  Section 5(b) of the Agreement is hereby amended to change the date for expiration of the Due Diligence Period from “January 14, 2010”  to “January 26, 2010.”

6.           Amendment of Other Dates.  Section 10(a)(vii) of the Agreement is hereby amended to change “January 14, 2010”  to “January 26, 2010” each time such date appears.  Section 20 of the Agreement is hereby amended to change “January 7, 2010”  to “January 19, 2010.”

7.           Subdivision Improvement Agreements.  Section 34(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“b.  Prior to the Close of Escrow, Seller shall have entered into one or more Subdivision Improvement Agreements (the “SIA’s”) with the City and County relating to the construction of certain in-tract subdivision improvements, off-site improvements and, with respect to the common area (lettered lots), landscape improvements (collectively, the “Improvements”), and in support of the SIA’s, Seller agrees to post bonds (the “Bonds”) with the City and County as more particularly described on Exhibit “H” attached hereto.  Seller has completed (or prior to the Close of Escrow will complete) the Improvements that were not completed by the prior owner and Seller is currently processing bond reductions to reduce the amount of the Bonds.  Upon acceptance of the bond reductions by the City and County, it is anticipated that the bond amounts required to be posted with the City and County will be equal to the amounts shown on Exhibit “H” under the column title “New Amount”.  If the bond reductions are not accepted by the City prior to the Close of Escrow, then Seller will remain obligated after the Close of Escrow to obtain such acceptance, which obligation shall survive the Close of Escrow.  With respect to the Bonds representing off-site improvement bonds, a one-year maintenance period will run from the date of acceptance by the City or County, as applicable.  Seller will inform Buyer as soon as County acceptance has occurred and the scheduled expiration date of the 1-year maintenance period under the SIA’s and will provide Buyer with reasonable written evidence of the County’s acceptance thereof.  Notwithstanding the foregoing, Seller must post the Bonds with the City prior to the Close of Escrow in a manner sufficient to obligate Lennar to deliver the Lennar Release Documents.

Seller shall maintain the Bonds in place as required by the SIAs.  Buyer agrees to reimburse Seller for the actual amount of premiums for the Bonds incurred by Seller during the period beginning on the later of (i) the Close of Escrow or (ii) the date Seller delivers to Buyer written evidence of the City’s and County’s acceptance of the Improvements and the reduction of the Bonds to the “New Amounts”  and ending when Buyer completes the Adjacent Improvements Obligations (as defined below).  Such reimbursements will be paid within thirty (30) days after delivery to Buyer of a written statement detailing such Bond premiums.  Payments received after the expiration of the thirty (30) day period shall bear a late charge of five percent (5%) of the delinquent amount as an agreed liquidation of Seller’s additional administrative costs incurred by Seller due to any late payment by Buyer.

After the Close of Escrow, Buyer will be responsible for typical repair and replacement of the Improvements immediately adjacent to the Lots as required by the SIAs to the extent the Improvements are damaged following the Close of Escrow (“Adjacent Improvements Obligations”).  If the City requires slurry seal to complete the repair and replacement of the street Improvements immediately adjacent to the Lots, then, as part of the Adjacent Improvement Obligations, Buyer will either complete the slurry seal of the street Improvements immediately adjacent to the Lots or pay to Seller Buyer’s pro rata share of the cost to slurry seal all of the street Improvements based on the ratio between the area of the street Improvements immediately adjacent to the Lots and the total area of the street Improvements, which payment will be made within thirty (30) days after delivery of a detailed statement of the costs to complete the slurry seal.  However, the Adjacent Improvements Obligations exclude (i) any repair or replacement of such Improvements required due to defects in the design or construction of the Improvements or (ii) other than the slurry seal of adjacent street Improvements, work that is not typical repair or restoration.  Buyer will commence work on the Adjacent Improvements Obligations within forty-five (45) days after issuance of a final certificate of occupancy for the last residence to be constructed on the Lots and complete the Adjacent Improvements Obligations within ninety (90) days thereafter, but in no event later than two (2) years from the Close of Escrow, subject to extension due to market conditions if Buyer is using reasonable efforts to market and sell the residences.  To secure Buyer’s obligations to timely complete the Adjacent Improvements Obligations, Buyer will deliver to Seller, within ten (10) business days after the  Close of Escrow, an irrevocable standby letter of credit in the amount of $102,000, issued by Wachovia Bank, Bank of America, NA or a similar financial institution and substantially in the form attached hereto as Exhibit “L” (the “LOC”).  If Buyer defaults in its obligations to timely perform the Adjacent Improvements Obligations, and Buyer does not commence to cure such default within ten (10) days after receipt of written notice from Seller and thereafter fully complete the Adjacent Improvements Obligations within ninety (90) days after commencement, Seller will have the right to immediately draw on the LOC in full and, at its option, to complete the Adjacent Improvements Obligations to the extent necessary to cause the Bonds to be released.  If the actual costs incurred by Seller to complete the Adjacent Improvements Obligations, including an administrative fee of 15% of all other costs incurred by Seller in completing the Adjacent Improvements Obligations, exceed the amount of the LOC, then Seller shall present an invoice Buyer detailing the costs incurred by Seller, and Buyer shall reimburse Seller for the excess costs incurred by Seller within thirty (30) days of the date Seller delivers the invoice to Buyer.  If Seller elects to perform Adjacent Improvements Obligations and the costs incurred by Seller with respect thereto are less than the amount of the LOC, Seller may retain the difference in liquidation of Buyer’s failure to timely complete the Adjacent Improvements Obligations.  Upon Buyer’s completion of the Adjacent Improvements Obligations, Seller will return the original LOC to Buyer or, if Seller draws on the LOC due to a notice of non-renewal thereof from the issuer, Seller will pay such draw proceeds to Buyer.

In addition, Buyer agrees to repair any damage to the Improvements that are not immediately adjacent to the Lots to the extent caused by Buyer or its agents, employees or contractors.  Time is of the essence of each of the foregoing provisions.”

8.             Participation Agreement.  Section 2 of the Participation Agreement is deleted in its entirety and replaced with the following:

“2.  Participation Amount.  Seller shall be entitled to receive fifty percent (50%) of any Gross Profit that exceeds a twenty-four percent (24%) Gross Profit Margin on the sale of the Units to be developed by Buyer on the Lots (the “Participation Amount”).”

9.            Fee Reductions.  The parties anticipate that Buyer will be required to pay the fees in the amounts (the “Expected Fee Amounts”) described in the Fee Schedule attached hereto as Attachment “A” (the “Fee Schedule”) upon the issuance of building permits for each residence to be constructed on a Lot.  If the City, the County or other governmental agency reduces the actual fee amounts payable by Buyer to be less than the Expected Fee Amounts shown on the Fee Schedule, then Buyer will pay Seller an amount for each Lot equal to the difference between the actual fee amounts payable by Buyer and the Expected Fee Amounts for such Lot.  Such payment will be made within thirty (30) days after Buyer obtains a building permit for a Unit on such Lot.

10.           Miscellaneous.  Except as modified by this First Amendment, the Agreement shall remain in full force and effect.  In the event of any inconsistencies between this First Amendment and the Agreement, this First Amendment shall control.  This First Amendment may be executed in counterparts, each of which, when taken together, shall constitute one fully executed original.  Facsimile signatures shall be binding for all purposes of this First Amendment.

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11.           CORPORATE APPROVAL OF BUYER.  NOTWITHSTANDING ANYTHING CONTAINED IN THIS FIRST AMENDMENT TO THE CONTRARY, NEITHER THIS FIRST AMENDMENT NOR ANY FURTHER AMENDMENT TO THE AGREEMENT SHALL BE A VALID AND ENFORCEABLE OBLIGATION OF BUYER UNLESS SUCH AMENDMENT IS EXECUTED BY EITHER ONE OF DONALD R. HORTON, DONALD J. TOMNITZ, STACEY DWYER, OR BILL WHEAT, EACH AN OFFICER OF BUYER, ON OR BEFORE JANUARY 26, 2010, FOR THIS FIRST AMENDMENT OR WITHIN TEN (10) BUSINESS DAYS OF THE EXECUTION OF SUCH FURTHER AMENDMENT BY SELLER AND BUYER’S REPRESENTATIVES.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first above-written.

SELLER:					BUYER:

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company					D.R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation

By:	Shopoff Partners, L.P., a Delaware limited				By:	/s/ Stephen H. Fitzpatrick
	partnership, sole member				Name:	Stephen H. Fitzpatrick
					Title:	Vice President
	By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

		By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

			By:	/s/ William A. Shopoff
William A. Shopoff, President and CEO

BUYER’S	By:	/s/ Stacey H. Dwyer
CORPORATE APPROVAL:	Name:
	Title:	Executive Vice President
As an Officer of Builder and Not In
His/Her Individual Capacity

Date of Execution: January 26, 2010

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CONSENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to (i) accept the foregoing Agreement (as amended), (ii) be Escrow Agent under said Agreement and (iii) be bound by said Agreement in the performance of its duties as Escrow Agent; provided, however, the undersigned shall have no obligations, liability or responsibility under (i) this Consent or otherwise unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned or (ii) any subsequent amendment to said Agreement unless and until the same shall be accepted by the undersigned in writing.

Dated: 1/26/2010

First American Title Insurance Company (“Escrow Agent”)

By:	/s/ Jeanne Gould

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Attachment “A”

Fee Schedule

City of Lake Elsinore Impact Fees	Fee per Unit	Qty	Total	Comments
TUMF	$8,872.00	64	$567,808.00	Lot 140 paid
EVMWD Fees (sewer connection)	$7,790.00		$490,770.00
EVMWD Fees (sewer – Centex reimb.)	$737.00		$46,431.00
EVMWD Fees (water connection)	$7,768.00	63	$489,384.00	Lots 135 and 136 paid
EVMWD Fees (Centex reimb.)	$3,839.00		$241,857.00

Attachment “A”

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Exhibit “L”

Form of Letter of Credit

BENEFICIARY:	SPT-LAKE ELSINORE HOLDING CO., LLC
C/O SHOPOFF ADVISORS, L.P.
8951 RESEARCH DRIVE
IRVINE, CALIFORNIA 92618

APPLICANT:	D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
2280 WARDLOW CIRCLE
CORONA, CALIFORNIA 92880

AMOUNT:	USD 102,000.00

EXPIRY DATE AND PLACE:  JANUARY 26, 2012,  AT _____________________________

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AVAILABLE FOR PAYMENT BY YOUR DRAFT(S) AT SIGHT DRAWN ON _______________________ BANK, ____________________, __________________, AND ACCOMPANIED BY DOCUMENTS AS SPECIFIED BELOW:

1.  THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S), IF ANY.

2.  BENEFICIARY'S SIGNED AND DATED STATEMENT INDICATING TITLE OF AUTHORIZED SIGNER(S) AND WORDED AS FOLLOWS:

“SPT-LAKE ELSINORE HOLDING CO., LLC IS ENTITLED TO DRAW THE AMOUNT(S) DRAWN HEREWITH PURSUANT TO THAT CERTAIN PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS BETWEEN SPT-LAKE ELSINORE HOLDING CO., LLC, AND D.R. HORTON LOS ANGELES HOLDING COMPANY, INC., DATED AS OF DECEMBER 8, 2009, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS DATED AS OF JANUARY 20, 2010, AS MAY BE FURTHER AMENDED AND/OR RESTATED FROM TIME TO TIME.”

SPECIAL CONDITIONS:

1.	PARTIAL DRAWINGS ARE PERMITTED. FOLLOWING ANY PARTIAL DRAW, ____________________ BANK WILL ENDORSE THE ORIGINAL LETTER OF CREDIT TO REFLECT THE REDUCED AMOUNT AND RETURN TO THE BENEFICIARY.

Exhibit “L”

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2.	MULTIPLE DRAWINGS ARE PERMITTED.

3.  IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED EACH YEAR WITHOUT AMENDMENT OR NOTICE FOR AN ADDITIONAL PERIOD OF ONE (1) YEAR FROM THE EXPIRY DATE HEREOF OR ANY FUTURE EXPIRY DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION DATE, WE SHALL NOTIFY THE BENEFICIARY BY REGISTERED MAIL, RETURN RECEIPT REQUESTED OR BY OVERNIGHT COURIER SERVICE BY A NATIONALLY-RECOGNIZED OVERNIGHT COURIER THAT PROVIDES PROOF OF DELIVERY AT THE ABOVE ADDRESS (OR AT SUCH OTHER ADDRESS AS BENEFICIARY MAY DESIGNATE TO ISSUER IN WRITING), THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  HOWEVER, IN THE EVENT SUCH NOTICE IS GIVEN, YOU MAY DRAW THE THEN FULL AVAILABLE AMOUNT OF THIS LETTER OF CREDIT BY MEANS OF YOUR DRAFT ON _____________ BANK, ______________________, ________________, AT SIGHT ACCOMPANIED BY THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S) IF ANY, WITHOUT PRESENTING DOCUMENTARY REQUIREMENT NUMBER 2.

4.  WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO _______________ BANK UNDER THIS LETTER OF CREDIT AT OR PRIOR TO 10:00 A.M. PACIFIC TIME ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SAME BUSINESS DAY.  IF DRAFTS ARE PRESENTED TO ____________ BANK UNDER THIS LETTER OF CREDIT AFTER 10:00 A.M. PACIFIC TIME ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE NEXT SUCCEEDING BUSINESS DAY.  AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.  IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

Exhibit “L”

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THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS CREDIT IS REFERRED TO OR TO WHICH THE CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE.  NOTWITHSTANDING ANY REFERENCE IN THIS LETTER OF CREDIT TO ANY PURCHASE AGREEMENT OR OTHER DOCUMENT, INSTRUMENT OR AGREEMENT, AND NOTWITHSTANDING ANY REFERENCE IN ANY PURCHASE AGREEMENT OR OTHER DOCUMENT, INSTRUMENT OR AGREEMENT TO THIS LETTER OF CREDIT, THIS LETTER OF CREDIT CONTAINS THE ENTIRE TERMS OF THE UNDERTAKING OF ISSUER TO BENEFICIARY UNDER THIS LETTER OF CREDIT.

ALL SIGHT DRAFT(S) MUST STATE “DRAWN UNDER _____________ BANK, ___________________, ______________, IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______________ DATED ____________,” AND MUST BE SIGNED AND ENDORSED BY AN AUTHORIZED SIGNER OF SPT-LAKE ELSINORE HOLDING CO., LLC  AND INDICATE THE TITLE OF THE PERSON SIGNING.

ISSUER WAIVES ANY RIGHTS IT MAY HAVE TO SUBROGATE TO ANY RIGHTS OR CLAIMS BENEFICIARY MAY HAVE AGAINST APPLICANT OR APPLICANT MAY HAVE AGAINST BENEFICIARY.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS ISSUED SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 ("ISP98"), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

Exhibit “L”

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